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                                                                   EXHIBIT 10.24
                               PURCHASE AGREEMENT


          THIS AGREEMENT, made and entered into by and between PENTIUMATICS SDN. BHD., a Malaysian corporation (hereinafter referred to as "Seller"), and SPORTMA CORPORATION BERHAD, a Malaysian corporation (hereinafter referred to as "Buyer"), as of the 23rd day of July, 1997.

          WHEREAS, Seller is currently completing construction of an extruded aluminum manufacturing facility in Taiping Malaysia, and Buyer desires to purchase such extruded aluminum upon completion of the construction of the facility and production of the extruded aluminum.

          WHEREAS, Buyer desires to purchase its requirements of extruded aluminum from Seller, and Seller desires to supply Buyer's requirements of such extruded aluminum during the duration of this Agreement and upon the terms and conditions hereinafter set forth.

          NOW THEREFORE, in consideration of the promises and of the mutual covenants and obligations of the parties, it is hereby agreed as follows:

1.0  PRODUCTS
     --------

          The Buyer shall purchase its requirements of extruded aluminum from Seller, and Seller shall supply Buyer's entire requirements of extruded aluminum ("Product") upon Seller's commencement of production of the Product. Production of the Product shall begin as soon as practicable following completion of the extruded aluminum manufacturing facility in Taiping Malaysia, which is anticipated to be in the fourth quarter of 1997. The Product shall have the specifications as may be reasonably required by Buyer.

          Seller shall sell the Product exclusively to Buyer during the term of this Agreement.

          Time is of the essence, and therefore, Buyer reserves the right to refuse any Product and to cancel all or any part of an order with respect to Product not delivered within the time specified. The acceptance of defective deliveries of Product shall not be deemed a waiver by Buyer of its right to cancel an order, or to refuse to accept further deliveries. Seller reserves the right to sell any Product that Buyer refuses to accept to a buyer of Seller's choice.

2.0  PRICES
     ------

2.0  PRICES
     ------

          2.1 Prices for Product will be Seller's full cost to produce the Product (including direct production and material costs, overhead, interest and all other costs related to the Product (whether direct or indirect) except corporate Malaysian and United States income taxes), plus twenty percent (20%). No additional amounts shall be chargeable to Buyer, including, but not
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limited to, sales, use, value-added, and other taxes of any nature, assessed upon the Product with regard to this Agreement.



          2.2 All prices are F.O.B. destination point. Terms of payment are net thirty (30) days from the date of the invoice. Seller shall have up to 60 days from the Buyer's ordering date in which to deliver Product, subject to availability of materials as outlined in Section 13.0.

          2.3 All amounts due hereunder shall be paid in Malaysian Ringgits.

3.0  NOTICES
     -------

          Written notice shall be construed to mean notification in writing to the addresses outlined below and shall be deemed to be given: (i) when delivered to a party, (ii) seven (7) days after mailing by prepaid U.S. first-class mail (or equivalent Malaysian mail), or (iii) upon confirmation of receipt of facsimile transmission:

          If to the Buyer, addressed to:

          Sportma Corporation Berhad
          ______________________
          ______________________

          Telephone:
          Facsimile:

          If to the Seller, addressed to:

          Pentiumatics Sdn. Bhd.
          c/o Coyote Sports, Inc.
          2261 Arapahoe Avenue
          Boulder, CO 80302

          Telephone: (303) 417-0942
          Facsimile: (303) 417-1700

4.0  INDEMNIFICATION
     ---------------

          Seller shall indemnify and hold harmless Buyer, its officers, directors, employees, agents and representatives from and against any claims, demands, suits and damages, including reasonable attorneys' fees, arising from any breach by Seller of this Agreement.

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          Likewise, Buyer shall indemnify and hold harmless Seller, its officers, directors, employees, agents and representatives from and against any claims, demands, suits and damages, including reasonable attorneys' fees, arising from any breach by Buyer of this Agreement.

5.0  APPROVAL OF CHANGES
     -------------------

          Seller agrees that it will make no change in the design, material, specifications or manufacturing operation of the Product without Buyer's prior written approval.

6.0  ACCEPTANCE
     ----------

          Acceptance of any part of an order of Product shall not bind Buyer to accept future shipments, nor deprive it of any right which it may have to return Product already accepted and acceptance of all or any part of an order of Product shall not be deemed to be a waiver of Buyer's right either to cancel or to return all or any portion of the goods because of failure to conform to order, or by reason of defects latent or patent or other breach of warranty, or to make any claim for damages, including manufacturing costs and loss of profits or other special damages suffered by Purchaser as a result of any default of Seller or Seller's Product or performance.

          All Product, in Buyer's discretion, that are not fully up to standard and/or not in compliance with the specifications hereof, or shipped contrary to instructions, or in excess of the quantities specified, or substituted for Product described, or not shipped in containers conforming to Buyer's specifications (or, in the absence of such specifications, in recognized standard containers), or allegedly violating any statute, ordinance, or administrative order, rule, or regulation, may be rejected by Buyer and returned or held at Seller's expense and risk.

7.0  RISK OF LOSS AND TITLE
     ----------------------

          Risk of loss on Product shipped to Buyer and title to such Product shall pass to Buyer at the F.O.B. destination point.

8.0  PURCHASE ORDERS AND ACKNOWLEDGMENTS
     -----------------------------------

          All purchase orders and acceptances thereof will be upon the terms and conditions set forth in this Agreement. Buyer may send a purchase order to Seller and Seller may acknowledge each purchase order; however, no different or additional terms or conditions set forth in such purchase order or acknowledgment will modify in any way the terms and conditions of this Agreement.

9.0  WARRANTY
     --------

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          9.1 Each party represents and warrants to the other that it has the power, right and authority to enter into this Agreement and to grant the rights and undertake the obligations set forth in this Agreement.

          9.2 IN CONNECTION WITH THIS AGREEMENT, PENTIUMATICS SDN. BHD. MAKES NO WARRANTY, EITHER EXPRESS OR IMPLIED, INCLUDING THOSE OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE REGARDING THE PRODUCT SOLD HEREUNDER. NOTWITHSTANDING ANY FAILURE OF THE CENTRAL PURPOSE OF ANY LIMITED REMEDY, PENTIUMATICS SDN. BHD.'S LIABILITY FOR BREACH OF WARRANTY SHALL BE LIMITED TO REPAIR OR REPLACEMENT OF DEFECTIVE PRODUCT OR, AT PENTIUMATICS SDN. BHD.'S OPTION, REFUND OF THE PURCHASE PRICE FOR SUCH PRODUCT.

          9.3 If Buyer elects to return defective Product to Seller, Buyer shall, at Buyer's option, return defective Product to Seller, at Seller's expense.

10.0  TERM AND TERMINATION
      --------------------

          10.1 This Agreement shall be effective for three (3) years after the first shipment of Product hereunder, or until earlier terminated as set forth hereunder.

          10.2 Buyer may terminate this Agreement immediately upon written notice to Seller, if Seller (i) is adjudicated bankrupt, (ii) makes a general assignment for the benefit of creditors, (iii) takes the benefit of any insolvency, reorganization or other relief act, or (iv) has a receiver or trustee appointed for any of its property.

          10.3 The termination of this Agreement will not affect or impair the rights, liabilities and obligations of either party under any purchase order or acknowledgment letter issued prior to the termination, will not relieve either party of any obligation or liability accrued under this Agreement or pursuant to any order issued prior to the termination, and will not relieve either party of the continuing obligation pursuant to the Sections regarding Warranty against Infringement, Indemnification, Arbitration and Confidential Information, which obligations will survive any termination of this Agreement. Notwithstanding termination of this Agreement, Buyer is obligated to purchase Product for which Seller has prepurchased materials.

11.0  FORCE MAJEURE
      -------------

          Seller shall not be liable for any delay in performance or nonperformance which is due to causes beyond Seller's control, including, war, fire, floods, sabotage, civil unrest, strikes, embargoes or other transportation delays, acts of God, or acts of governmental authority.

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12.0  INDEPENDENT CONTRACTOR STATUS
      -----------------------------

          Seller shall perform its duties under this Agreement as an independent contractor and not as an agent of Buyer. The relationship between the parties shall remain that of independent contractors and nothing herein shall imply any joint venture. Seller shall not in any way by oral or written statements or other conduct represent itself as being other than an independent contractor, without any power to bind Buyer.

13.0  CONFIDENTIAL INFORMATION
      ------------------------

          Each party agrees to maintain in confidence trade secret, proprietary, or other confidential information (jointly and severally hereinafter called "Confidential Information") which it receives from the other and which is identified as such at the time of such receipt. Each party shall use Confidential Information only for the purpose(s) originally contemplated herein. Each party agrees to inform the other party of its usual security measures for Confidential Information and agrees to comply with reasonable requests by the other to modify such security measures. The rights and obligations under this paragraph shall survive termination of this Agreement and shall continue for the longest period allowable by law.

          The obligations of this Section shall not apply to information which is or becomes in the public domain through no violation of this Agreement.

14.0  COMPLIANCE WITH LAWS
      --------------------

          Each of the parties hereto covenant and agree that they shall stay in compliance with all applicable laws and regulations in connection with the performance of this Agreement.

15.0  CAPTIONS
      --------

          Captions set forth herein are for clarity only and in no way alter the meaning or content of this Agreement.

16.0  ASSIGNMENT
      ----------

          This Agreement shall not be assigned by either party without the prior written consent of the other party.

17.0  CHOICE OF LAW
      -------------

          This Agreement and the obligations imposed hereunder shall be governed by and construed according to the laws of the State of Colorado, without regard to its conflict of law provisions.

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18.0  DISPUTES
      --------

          Except as provided below, any and all disputes arising under or related to this Agreement which cannot be resolved through negotiations between the parties shall be submitted to binding arbitration. If the parties fail to reach a settlement of their dispute within fifteen (15) days after the earliest date upon which one of the parties notified the other(s) of its desire to attempt to resolve the dispute, then the dispute shall be promptly submitted to arbitration by a single arbitrator through the Judicial Arbiter Group, or any similar arbitration provider who can provide a former judge to conduct the arbitration if the Judicial Arbiter Group is no longer in existence ("JAG"). The arbitrator shall be selected by JAG, if possible, on the basis of his or her expertise in the subject matter(s) of the dispute. The decision of the arbitrator shall be final, nonappealable and binding upon the parties, and it may be entered in any court of competent jurisdiction. The arbitration shall take place in Boulder, Colorado. The arbitrator shall be bound by the laws of the State of Colorado applicable to the issues involved in the arbitration and all Colorado rules relating to the admissibility of evidence, including, without limitation, all relevant privileges and the attorney work product doctrine. All discovery shall be completed in accordance with the time limitations prescribed in the Colorado Rules of Civil Procedure, unless otherwise agreed by the parties or ordered by the arbitrator on the basis of strict necessity adequately demonstrated by the party requesting an extension of time. The arbitrator shall have the power to grant equitable relief where applicable under Colorado law, and shall be entitled to make an award of punitive damages when applicable under Colorado law. The arbitrator shall issue a written opinion setting forth his or her decision and the reasons therefor within thirty (30) days after the arbitration proceeding is concluded. The obligation of the parties to submit any dispute arising under or related to this Agreement to arbitration as provided in this Section shall survive the expiration or earlier termination of this Agreement. Notwithstanding the foregoing, either party may seek and obtain an injunction or other appropriate relief from a court to preserve or protect trademarks, tradenames, copyrights, patents, trade secrets or other intellectual property or proprietary information or to preserve the status quo with respect to any matter pending conclusion of the arbitration proceeding, but no such application to a court shall in any way be permitted to stay or otherwise impede the progress of the arbitration proceeding.

          In the event of any arbitration or litigation being filed or instituted between the parties concerning this Agreement, the prevailing party will be entitled to receive from the other party or parties its attorneys' fees, witness fees, costs and expenses, court costs and other reasonable expenses, whether or not such controversy, claim or action is prosecuted to judgment or other form of relief. The "prevailing party" is that party which is awarded judgment or other legal or equitable relief as a result of trial or arbitration, or who receives a payment of money from the other party in settlement of claims asserted by such party. If both parties receive a judgment, settlement payment or other award or relief, the court or the arbitrator shall determine which party is the prevailing party, taking into consideration the merits of the claims asserted by each party, the relative values of the judgments, settlements or other forms of relief received by each party, and the relative equities between the parties.

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19.0  CONSENT TO JURISDICTION
      -----------------------

          Each party irrevocably submits to the non-exclusive jurisdiction of the United States District Court for the District of Colorado and the state courts of the State of Colorado, sitting in Boulder, for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby. Each Member irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in the United States District Court for the District of Colorado or the state courts of the State of Colorado, sitting in Boulder, and hereby irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in such court has been brought in an inconvenient forum.

20.0  SEVERABILITY
      ------------

          The provisions of this Agreement are severable and in the event that one or more of such provisions shall be illegal, invalid or unenforceable, the remaining provisions shall remain in full force and effect.

21.0  ENTIRE AGREEMENT; AMENDMENTS
      ----------------------------

          Each party acknowledges that it has read this Agreement, understands it, and agrees to be bound by its terms, and further agrees that this is the complete and exclusive statement of the Agreement between the parties, which supersedes and merges all prior proposals, understandings and all other agreements, oral and written between the parties relating to this Agreement. This Agreement may not be modified or altered except by a written instrument duly executed by both parties.

22.0  BINDER
      ------

          This Agreement is binding on and inures to the benefit of the respective parties, their permitted assigns, and successors in interest by merger, sale of stock, or sale of assets.

23.0  NO WAIVER
      ---------

          The failure of Buyer to insist upon strict performance of any of the terms and conditions of this Agreement, or to exercise any of the rights or remedies afforded Buyer under this Agreement or applicable law, shall not be construed as a waiver of its rights to assert any of the same or to rely on any such terms or conditions or laws at any time thereafter.

24.0  USE OF ENGLISH LANGUAGE
      -----------------------

          All documents or notices to be delivered pursuant to or in connection with this Agreement shall be in the English language.

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          IN WITNESS WHEREOF, the parties have hereunto set their hands as of the date first above written.

PENTIUMATICS SDN. BHD. (SELLER)


By:  ______________________________________________________
     (Name and Title)

SPORTMA CORPORATION BERHAD (BUYER)


By:  ______________________________________________________
     (Name and Title)

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